Exhibit 99.2

Full Year 2018 Financial Results Conference Call

Forward Looking Statements 2 This presentation contains express or implied forward - looking statements within the Private Securities Litigation Reform Act of 1995 and other U . S . federal securities laws . These forward - looking statements include, but are not limited to, those statements regarding future product offerings by Micronet Ltd . , the potential for more partnership agreements by Micronet with respect to its LTE products, the proposed timing for the closing of the transaction with BNN Technology PLC, Paragonex Ltd . and other third parties, and the belief that such transaction will create substantial value for MICT shareholders while also benefiting the merger partners, and that we see demand continuing to grow for Micronet’s products as the Electronic Logging Device, or ELD, mandate nears . Such forward - looking statements and their implications involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from those projected . The forward - looking statements contained in this presentation are subject to other risks and uncertainties, including those discussed in the "Risk Factors" section and elsewhere in the Company's annual report on Form 10 - K for the year ended December 31 , 2018 and in subsequent filings with the Securities and Exchange Commission . Except as otherwise required by law, the Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward looking statements whether as a result of new information, future events or otherwise .

No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended . Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction . Important Additional Information Will be Filed with the SEC On February 5 , 2019 , Global Fintech Holdings Ltd . (“GFH”) filed a registration statement on Form F - 4 containing a proxy statement for MICT’s stockholders, a prospectus, and other important information in connection with the proposed business combination . MICT URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MICT, GFH, BNN TECHNOLOGY PLC, PARAGONEX, LTD . , AND OTHER PARTIES, THE PROPOSED BUSINESS COMBINATION, AND OTHER RELATED MATTERS . Investors and stockholders may obtain free copies of these materials with the SEC through the website maintained by the SEC at www . sec . gov . In addition, investors and stockholders will be able to obtain free copies of the proxy statement by directing a request to : MICT, Inc . , 28 West Grand Avenue, Suite 3 , Montvale NJ 07645 . Investors and stockholders are urged to read the proxy statement, prospectus and other relevant materials before making any voting or investment decision with respect to the proposed business combination . 3

Participants in Solicitation MICT and its directors and executive officers, may be deemed to be participants in the solicitation of proxies for the special meeting of MICT’s stockholders to be held to approve the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of MICT’s stockholders in connection with the proposed business combination are set forth in the proxy statement/prospectus. You can find information about MICT’s executive officers and directors in its Annual Report on Form 10 - K for the year ended December 31, 2018. After such filing, you can obtain free copies of these documents from MICT using the contact information above. Important Information about the Tender Offer THE TENDER OFFER REFERRED TO IN THIS PRESENTATION WAS COMMENCED BY BNN TECHNOLOGY PLC ON FEBRUARY 5, 2019. THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO SELL OR PURCHASE, OR THE SOLICITATION OF TENDERS WITH RESPECT TO THE SHARES OF MICT. NO OFFER, SOLICITATION, PURCHASE OR SALE WILL BE MADE IN ANY JURISDICTION IN WHICH SUCH AN OFFER, SOLICITATION, PURCHASE OR SALE WOULD BE UNLAWFUL. THE OFFERING DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFERING DOCUMENTS AND TO CONSULT THEIR INVESTMENT AND TAX ADVISORS BEFORE MAKING ANY DECISION REGARDING THE TENDER OF THEIR SHARES. THE TENDER OFFER STATEMENT, INCLUDING THE OFFER TO PURCHASE, THE LETTER OF TRANSMITTAL, AND OTHER RELATED MATERIALS, AND THE SOLICITATION/RECOMMENDATION STATEMENT OF MICT ON SCHEDULE 14D - 9, ARE ALSO BE AVAILABLE TO MICT’S STOCKHOLDERS AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. 4

5 2018 Developments ▪ Acquisition agreement among MICT, BNN Technology PLC, and Paragonex Ltd. was signed on December 18, 2018, which contemplates that the proposed business combination shall close on or before May 15, 2019 ▪ A tender offer by BNN to acquire up to 1,953,423 shares of MICT was launched on February 5, 2019 with a deadline that was extended until April 8, 2019 ▪ Completed the sale of our previously wholly owned subsidiary Enertec Systems to Coolisys Technologies for total effective transaction price of $8.7 million ▪ Added $4.7 million in cash and removed $4.0 million in Enertec debt from balance sheet

6 ▪ Full year 2018 revenues decreased by 23% to $14.2 million compared to 2017 revenues of $18.3 million ▪ Gross margin increases to 25% in 2018 from 23% in 2017 ▪ Net loss attributed to MICT narrowed by 68% in 2018 to $2.6 million, as compared to $8.2 million in 2017 ▪ Demand for Micronet’s products expected to grow as 2 nd phase of electronic logging device (ELD) mandate deadline of December 2019 nears and additional new Mobile Resources Management (MRM) products are introduced by Micronet ▪ Backlog of $1.6 million as of December 31, 2018, driven by contracts for Micronet’s new MRM products including the TREQ® - 317 and TREQr5 MICT, Inc. 2018 Results

MICT Inc.

Micronet Ltd. Market Status & Business Development

- Next generation LTE certification is nearly complete. First LTE orders already received
- Marketplace Materializing
  - Formal launching of website achieved
  - Few partnership agreements already signed
  - Potential for more in the pipeline
- Business Development
  - Exhibiting at industry Trade Shows: MATS, NAFA
  - SmartCAM with strategic partner – good response from the market
  - First sale of SmarTab LTE devices through Value Added Reseller VARs channel

Always in Front

7

2017 vs. 2018 Revenues 8 $18.37 $14.16 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2017 2018 (in millions)

9 Income Statement Highlights (in 000s except share and per share data) Year ended December 31, 2018 2017 Revenues $ 14,162 $ 18,366 Cost of revenues 10,652 14,094 Gross profit 3,510 4,272 Operating expenses: Research and development 1,906 1,964 Selling and marketing 1,582 1,883 General and administrative 6,345 4,116 Impairment of goodwill 1,466 - Amortization of intangible assets 1,298 978 Total operating expenses 12,597 8,941 Loss from operations (9,087) (4,669) Finance expense, net 1,267 401 Loss before provision for income taxes (10,354) (5,070) Taxes on income (606) (10) Net loss from continued operation (10,960) (5,060) Net income (loss) from discontinued operation 4,894 (4,901) Total Net Loss (6,066) (9,961) Net loss attributable to non-controlling interests 3,456 1,804 Net loss attributable to MICT $ (2,610) $ (8,157) Loss per share attributable to MICT: Basic and diluted loss per share from continued operation $ (0.81) $ (0.45) Basic and diluted income (loss) per share from discontinued operation $ 0.53 $ (0.69) Weighted average common shares outstanding: Basic and diluted 9,166,443 7,128,655

Balance Sheet December 31, 2018 December 31, 2017 Cash, cash equivalents and restricted cash $2.2 M $2.4 M Trade account receivable, net $1.0 M $5.2 M Bank & others debts $5.8 M $5.2 M Net working capital $(0.6 M) $3 M Stockholders’ equity $1.0 M $6.0 M 10 In Millions

Thank You 11 Q & A